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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: JULY 30, 2002                        COMMISSION FILE NO. 2-28596
(DATE OF EARLIEST EVENT REPORTED:  JULY 30, 2002)


                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


               OHIO                                       31-4156830
 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                      Identification No.)


                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



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ITEM 5.     OTHER EVENTS.

            The Exhibit below sets forth certain financial information of Nationwide Life Insurance Company as of the dates and for the periods indicated therein. The information as of June 30, 2002 and for the three and six month periods ended June 30, 2002 and 2001 is unaudited.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits.

                Exhibit 99.1 Condensed Consolidated Financial Information of Nationwide Life Insurance Company.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NATIONWIDE LIFE INSURANCE COMPANY
                                    (Registrant)



Date: July 30, 2002          /s/Mark R. Thresher
                          ------------------------------------------------------
                          Mark R. Thresher
                          Senior Vice President - Finance - Nationwide Financial (Chief Accounting Officer)